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                            WHITEBOX STATISTICAL ARBITRAGE FUND, L.P.
                                     SUBSCRIPTION AGREEMENT
                               (U.S. Taxable Subscribers Only)

     This Subscription Agreement (this "Agreement") is made by and among Whitebox Statistical Arbitrage Fund, L.P., a Delaware limited partnership (the "Partnership"), Whitebox Statistical Arbitrage Advisors, LLC, a Delaware limited liability company and the Partnership's general partner (the "General Partner"), and the subscriber ( the "Subscriber") named on the signature page to this Agreement.

     WHEREAS, the Subscriber desires to acquire a limited partnership interest (the "Interest") in, and to become a limited partner of, the Partnership.

     WHEREAS, capitalized terms used but not otherwise defined in this Agreement shall have the meanings specified in the Partnership's limited partnership agreement (as amended from time to time, the "Partnership Agreement"), in the form that accompanies the Confidential Private Placement Memorandum dated January 1, 2001 (as amended, supplemented or updated from time to time, the "Memorandum").

     NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants and agreements set forth in this Agreement, the parties hereto agree as follows:

                                       ARTICLE I
                             SUBSCRIPTION FOR THE INTEREST

     Subject to and in accordance with the respective terms and conditions of this Agreement and the Partnership Agreement, the Subscriber hereby irrevocably subscribes for and agrees to purchase the Interest and to become a limited partner of the Partnership (a "Limited Partner"), to be bound by all of the provisions of the Partnership Agreement, and to make a cash Capital Contribution to the Partnership in the amount set forth on the signature page to this Agreement.

     The General Partner reserves the right to accept or reject the Subscriber's subscription, in whole or in part, in its sole discretion.

                                      ARTICLE II
                      REPRESENTATIONS AND WARRANTIES OF THE SUBSCRIBER

2.1 Representations and Warranties. In connection with its subscription for the Interest, and as a material inducement to the Partnership to issue the Interest to the Subscriber, the Subscriber hereby makes the following representations and warranties to the General Partner and the Partnership.
The Subscriber further represents and warrants that it will notify the General Partner in writing promptly (but in all events within 30 days after the applicable change) of any actual or anticipated change in any facts or circumstances, which change would make any of the representations and warranties set forth below in this Section 2.1 untrue if made as of the date of such change (after giving effect thereto).

     (a) Power and Authority. The Subscriber is fully authorized, empowered and qualified to execute and deliver this Agreement and the Partnership Agreement (collectively, the "Subscriber Agreements"), to subscribe for and purchase the Interest and to perform its obligations under, and to consummate the transactions that are contemplated by, each Subscriber Agreement. Without limiting the generality of the foregoing, the subscription for and the purchase of the Interest, and the execution and delivery of each of the Subscriber Agreements, by the Subscriber have been authorized by all necessary corporate or other action of, or on behalf of, the Subscriber, and each of the Subscriber Agreements is a legal, valid and binding obligation of the Subscriber, enforceable against the Subscriber in accordance with its terms. The signature of the person, individual or other party signing any Subscriber Agreement as, or on behalf of, the Subscriber is binding on and enforceable against the Subscriber.

     (b) Compliance with Laws; No Conflict. The execution and delivery of the Subscriber Agreements by or on behalf of the Subscriber and the performance of the Subscriber's obligations under, and the consummation of the transactions contemplated by, the Subscriber Agreements do not and will not conflict with or result in any violation of, or default under, any provision of any charter, bylaws, trust agreement, partnership agreement or other governing instrument applicable to the Subscriber, or other agreement or instrument to which the Subscriber is a party or by which the Subscriber is, or any of its assets are, bound, or any permit, franchise, judgment, decree, statute, rule, regulation or other law applicable to the Subscriber or the business or assets of the Subscriber.

     (c) Binding Effect. The Subscriber acknowledges that this Agreement may not be assigned by the Subscriber without the prior written consent of the General Partner and may not be canceled, terminated or revoked by the Subscriber.

     (d) Residence and Principal Place of Business. The address set forth on the signature page to this Agreement is the Subscriber's correct residence or principal place of business (as applicable), and the Subscriber has no present intention of moving its residence or principal place of business (as applicable) to any other domestic or foreign jurisdiction.

     (e Receipt of Documents Access to Information. The Subscriber has received copies of the Memorandum and the Subscriber Agreements. The Subscriber has carefully reviewed and is familiar with the terms of the Memorandum and the Subscriber Agreements. The Subscriber has been given the opportunity to ask questions, and has received satisfactory answers, concerning the terms and conditions of an investment in the Partnership, and has been given the opportunity to obtain any additional information, and has obtained all such information requested by the Subscriber, in order to evaluate the merits and risks of an investment in the Partnership and to verify the accuracy of the information contained in the Memorandum and the Subscriber Agreements.

     (f) Reliance. The Subscriber has relied on nothing other than the Memorandum and the Subscriber Agreements (including all exhibits and appendices thereto) in deciding whether to make an investment in the Partnership.

     (g) Sophistication and Economic Loss. The Subscriber is a sophisticated investor with such knowledge and experience in business and financial matters as renders the Subscriber able to evaluate the merits and risks of an investment in the Partnership and the Subscriber's financial situation is such that the Subscriber is able to bear the economic risk and lack of liquidity of an investment in the Partnership.

     (h) Investment Risks. The Subscriber understands that the purchase of the Interest involves certain risks, including those set forth under the captions "Investment Objectives and Policies and Related Risk Factors" and "Other Risk Factors" in the Memorandum and, without limiting the generality of the foregoing, specifically understands that the Partnership has no operating history.

     (i) Investment Intent. The Subscriber is acquiring the Interest for its own account for investment only, and not with a view to any distribution thereof in violation of the Securities Act of 1933, as amended (the "Securities Act"), or any other applicable domestic or foreign securities law, and the Subscriber has no present plans to enter into any contract, undertaking, agreement or arrangement for any such distribution.

     (j) No Registration of Interest; Limitations on Transfer. The Subscriber acknowledges that, based in part upon its representations and warranties contained in this Agreement and in reliance upon applicable federal and state exemptions, no Interest in the Partnership acquired by the Subscriber has been or will be registered under the Securities Act or the securities laws of any domestic or foreign jurisdiction. Accordingly, no Interest may be transferred, offered or sold unless the Interests are registered under the Securities Act and any applicable state and foreign securities laws or exemptions from such registration requirements are available. In addition, the Subscriber understands that sales or transfers of the Interests are further restricted by the provisions of the Partnership Agreement. The Subscriber hereby agrees that it will not, directly or indirectly, assign, transfer, offer, sell, pledge, hypothecate or otherwise dispose of all or any part of the Interest (or solicit any offers to buy, purchase or otherwise acquire or take a pledge of all or any part of the Interest) except in accordance with the registration provisions of the Securities Act and the securities laws of any other applicable domestic or foreign jurisdiction, or available exemptions from such registration provisions, and the terms of the Partnership Agreement.

     (k)(Please check each applicable box in this section.) The Subscriber is an "accredited investor" because the Subscriber is:

  [ ]   A bank as defined in Section 3(a)(2) of the Securities Act, or a savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act whether acting in its individual or fiduciary capacity; a broker-dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934, as amended (the "Securities Exchange Act"); an insurance company as defined in Section 2(13) of the Securities Act; an investment company registered under the Investment Company Act of 1940, as amended (the
"Investment Company Act"), or a business development company as defined in
Section 2(a)(48) of the Investment Company Act; a Small Business Investment Company licensed by the U.S. Small Business Administration under Section
301(c) or (d) of the Small Business Investment Act of 1958; a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000; an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of ERISA, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000, or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors.

  [ ]   A private business development company as defined in Section 202(a)(22)
of the Investment Advisers Act of 1940, as amended (the "Investment Advisers Act").

  [X]   An organization described in Section 501(c)(3) of the Internal Revenue
Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000.

  [ ]   A director, executive officer, or general partner of the issuer of the securities being offered or sold, or a director, executive officer, or general partner of a general partner of that issuer.

  [ ]   A natural person whose individual net worth, or joint net worth with that person's spouse, at the time of his or her purchase exceeds $1,000,000.

  [ ] A natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person's spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year.

  [ ] A trust with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) of Regulation D promulgated by the Securities and Exchange Commission under the Securities Act.

  [ ] An entity in which all of the equity owners are accredited investors (as defined above).

     (l) Investment Company Act - If the Subscriber is a natural person, please skip this section and continue with Section (m). If the Subscriber is not a natural person, please complete each portion of this section.
            (i)  You must check one of the following two boxes:

       [X]   The Subscriber was not formed, organized, reorganized, capitalized or recapitalized for the purpose of making an investment in the Fund.

       [ ]   The Subscriber is unable to so represent.  (Please attach a schedule that includes the name and address of each shareholder, partner, member or other beneficial owner of the Subscriber. The Subscriber warrants that it will promptly notify the General Partner in writing of any changes to such schedule at any time during the Subscriber's investment in the Partnership.)

            (ii)  You must check one of the following two boxes:

        [X]   The Subscriber's Capital Contribution does not exceed 40% of its total assets and does not exceed 40% of its committed capital.

        [ ]   The Subscriber is unable to so represent.  (Please attach a schedule that includes the name and address of each shareholder, partner, member or other beneficial owner of the Subscriber. The Subscriber warrants that it will promptly notify the General Partner in writing of any changes to such schedule at any time during the Subscriber's investment in the Partnership.)

              (iii)  You must check one of the following two boxes:

        [X]   The shareholders, partners, members or other beneficial
owners of the Subscriber (including plan participants if the Subscriber is an employee benefit or pension plan) do not, and will not, have individual discretion as to their participation in particular investments made by the Subscriber.

        [ ]   The Subscriber is unable to so represent.  (Please attach a schedule that includes the name and address of each shareholder, partner, member or other beneficial owner of the Subscriber. The Subscriber warrants that it will promptly notify the General Partner in writing of any changes to such schedule at any time during the Subscriber's investment in the Partnership.)

         (iv) You must check one of the following two boxes:

        [X]   The Subscriber is not an "investment company" that is registered or required to be registered under the Investment Company Act.

        [ ]   The Subscriber is unable to so represent.  (Please attach a schedule listing the name and address of each beneficial owner of such investment company's shares. The Subscriber warrants that it will promptly notify the General Partner in writing of any changes to such schedule at any time during the Subscriber's investment in the Partnership.)

          (v) You must check one of the following two boxes:

        [X]   The Subscriber is not relying on the exclusions set forth in
Section 3(c)(1) or Section 3(c)(7) of the Investment Company Act as the basis for its exclusion from the definition of "investment company" set forth in
Section 3(a) of the Investment Company Act.

        [ ]   The Subscriber is unable to so represent.  (Please attach a schedule that includes the name and address of each shareholder, partner, member or other beneficial owner of the Subscriber. The Subscriber warrants that it will promptly notify the General Partner in writing of any changes to such schedule at any time during the Subscriber's investment in the Partnership.)

     (m) NASD Free-Riding and Withholding Interpretation. The U.S. National Association of Securities Dealers, Inc. ("NASD") restricts certain persons ("Restricted Persons") from profiting from the gains on "hot issues" (securities issued in a public offering that trade at a premium in the secondary market). In order for the Fund to invest in hot issues (if it decides to do so), it must obtain certain information regarding each Subscriber and each person having a direct or indirect beneficial interest in with respect to Subscriber, to determine whether the Subscriber is a Restricted Person.

              (You must check one of the following two boxes.)

        [ ]   Subscriber represents and warrants that it is not a member firm of the National Association of Securities Dealers, Inc. (the "NASD") or any person associated with any such NASD member firm or any person to whom any NASD member firm or any person associated therewith would be prohibited or otherwise restricted under the Free-Riding and Withholding Interpretation of the NASD, Section IM-2110-1 of the NASD's Conduct Rules (the "NASD Interpretation"), from selling "hot issues" (as defined in the NASD Interpretation).

        [X]   The Subscriber is unable to so represent.

          (n) ERISA. The Subscriber is/is not a "benefit plan investor" within the meaning of paragraph (f)(2) of the Department of Labor plan asset regulations (29 CFR 2510.3-101), as indicated by marking one of the following boxes:

        [ ]   is a benefit plan investor

        [X]   is not a benefit plan investor

Note: "Benefit plan investors" include, but are not limited to, individual retirement accounts, pension, profit-sharing and stock bonus plans and governmental plans.

          (o)  Tax Year.  The Subscriber's tax year ends on:

        [X]   December 31

        [ ]   Other
          ______________________

(please specify)
          (p) Tax Status. The Subscriber is not an organization (i) the income of which is exempt from taxation under Section 401 or 501 of the Code or (ii) that generally is taxed on its income under the Code only to the extent that it is engaged in an "unrelated trade or business" within the meaning of Section 513(a) of the Code (a "tax exempt organization").

          (q) Special Notice to Florida Subscribers Only. Each Subscriber that is a Florida resident is hereby informed of his right to void his acquisition of the Interest within three days after he first tenders his Capital Contribution. This right does not exist, however, if the Fund determines not to rely on the registration exemption contained in Section 517.061(11) of the Florida Securities and Investor Protection Act. The Subscriber represents and warrants that he has been given access to all material books and records of the Fund and has been given access to all material contracts and documents relating to his acquisition of the Interest.

     2.1 Effect and Time of Representations. The Subscriber's representations and warranties set forth in this Agreement are true, and have been complied with, as of the date of the Subscriber's execution of this Agreement and shall be true and correct as of the Subscriber's admission to the Fund as a Shareholder. The Subscriber acknowledges that the Fund and each Shareholder thereof have relied and will rely upon the representations and warranties of the Subscriber set forth in this Agreement, and that all such representations and warranties shall survive the execution and delivery of the Subscriber Agreements notwithstanding any knowledge on the part of the Fund or the Manager of any breach of any such representation or warranty, and the issue and sale of the Shares. The Subscriber hereby agrees to indemnify and hold harmless the Fund, the Manager, and their respective affiliates, together with the directors, officers and employees of each of the foregoing, from and against any and all claims, damages and liabilities (including without limitation reasonable attorney fees) resulting from, arising out of or relating to any breach of any representation or warranty contained in this
Article II.

                                       ARTICLE III
                                     POWER OF ATTORNEY

3.1 Power of Attorney. The Subscriber hereby constitutes and appoints Andrew Redleaf and the General Partner, and each of them, with full power of substitution and re-substitution, as the Subscriber's true and lawful attorneys-in-fact, with full power and authority in the Subscriber's name, place and stead to make, execute, deliver, acknowledge, publish, file and swear to in the execution, delivery, acknowledgment, filing and/or recording of:

     (a) the Partnership Agreement, and any amendments thereto as may be required to effect: admission of additional Partners pursuant to Article 4; assignment or transfers of Interests pursuant to Article 10; additional capital contributions pursuant to Article 5; or withdrawal of Partners pursuant to
Article 8.

     (b the Partnership's Certificate of Limited Partnership required under the laws of the State of Delaware or the laws of any other jurisdiction in which such Certificate is required to be filed and any amendments thereto or cancellation thereof;

     (c) any certificates, instruments and documents, including without limitation, fictitious name certificates, as may be required by, or may be appropriate under, the laws of the United States, the laws of the State of Delaware or any other state or jurisdiction in which the Partnership is doing or intends to do business;

     (d) any other instrument which may be required to be filed by the Partnership under the laws of any jurisdiction or by any governmental agency, or which such attorneys-in-fact, or any of them, deem advisable to file; and

     (e) any documents which may be required to effect the admission of a successor to the General Partner, a Substitute Limited Partner, or the dissolution and termination of the Partnership, in accordance with the terms of the Partnership Agreement.

3.2  Irrevocability; Survivability.  The foregoing grant of authority:

     (a) is a Special Power of Attorney coupled with an interest and is irrevocable;

     (b) may be exercised by such attorneys-in-fact for the Subscriber, and the Subscriber's name shall be listed in the instrument as a Limited Partner; and

     (c) shall survive the Subscriber's delivery of an assignment of the Interest except that where the assignee thereof has been approved by the General Partner for admission to the Partnership as a Substitute Limited Partner as provided for in Article 10 of the Partnership Agreement, the Special Power of Attorney shall survive the delivery of such assignment for the sole purpose of enabling such attorneys-in-fact, or any of them, to execute, acknowledge and file any instrument necessary to effect such substitution.

3.3 Binding Effect; Waiver of Defenses; Ratification. The Subscriber hereby agrees to be bound by all the representations of the Subscriber's attorneys-in-fact and waives any and all defenses which may be available to the Subscriber to contest, negate or disaffirm the actions of such attorneys-in-fact, or any of them, under this Power of Attorney, and hereby ratifies and confirms all acts which said attorneys-in-fact, or any of them, may take as attorneys-in-fact hereunder in all respects as though performed by the Subscriber.

3.4 Conflicts with Partnership Agreement. In the event of any conflict between the provisions of the Partnership Agreement and any document executed or filed by the attorneys-in-fact pursuant to this Power of Attorney, the Partnership Agreement shall govern.

                                     ARTICLE IV
                                    MISCELLANEOUS

4.1 Notices. Any notice, request, demand or other communication required by or permitted to be given in connection with this Agreement shall be in writing, except as expressly otherwise permitted herein, and shall be delivered in person, sent by first class mail (postage prepaid and certified or registered, with return receipt requested), sent by facsimile or similar means of communication, or delivered by a courier service (charges prepaid), to the respective party at its address as set forth on the signature page to this Agreement. Each party may change its address by notifying each other party of such change in accordance with the provisions of this Section 4.1. Any such notice, request, demand or other communication shall be deemed to be given (a)when received, if personally delivered; (b)if mailed, on the third business day after it is deposited in the United States mail, properly addressed, with proper postage affixed; (c)if sent by facsimile or similar device, when electronically confirmed; and (d)if sent by courier service, 24 hours after shipped by such courier service; provided, however, that any notice to the Partnership shall be effective only if and when received by the General Partner.

4.2 Governing Law; Consent to Jurisdiction. This Agreement shall be governed by and construed in accordance with the internal laws (and not the law of conflicts) of the State of Delaware. The parties hereby consent to the non-exclusive jurisdiction of the courts of the State of Delaware and any federal or state court located in Minneapolis, Minnesota for any action arising out of this Agreement.

4.3 Binding Effect, and Severability. The Subscriber may not assign any of its rights or obligations under this Agreement without the prior written consent of the General Partner. This Agreement and the rights and obligations set forth herein shall be binding upon, and shall inure to the benefit of, the Subscriber, the Partnership and the General Partner, and their respective successors and permitted assigns. If any provision of this Agreement, or the application of such provision to any circumstance, shall be invalid under the laws of the applicable jurisdiction, the remainder of this Agreement or the application of such provision to other persons or circumstances or in other jurisdictions shall not be affected thereby.

4.4 Entire Agreement. This Agreement, including the appendices hereto, constitutes the entire agreement, and supersedes all prior agreements or understandings, among the parties hereto with respect to the subject matter hereof.

4.5 Counterparts. This Agreement may be executed in one or more separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

                                  SIGNATURE PAGE FOLLOWS

IN WITNESS WHEREOF, the Subscriber has executed this Subscription Agreement as of the date set forth opposite its name below.

                         PRINTWARE, INC.
                         _________________________________
                        (Type or Print Name of Subscriber)

Date:                             By: /s/Mark G. Eisenschenk
     ------------------------     -------------------------------------
                                  Mark G. Eisenschenk

                                  Title: Chief Financial Officer

Business Address of Subscriber:   1270 Eagan Industrial Road
                                  St. Paul, Minnesota  55121

Telephone Number:                 651-456-1403
Facsimile Number:                 651-454-3684
E-Mail Address:                   meisen@printwareinc.com
U.S. Taxpayer ID No.:             41-1522267

Residence of Subscriber (a natural person):

__________________________________________


__________________________________________


__________________________________________

Telephone Number:
                 _________________________

Facsimile Number:
                 _________________________

Capital Contribution: $2,000,000.00

Accepted as of March 1, 2001

WHITEBOX STATISTICAL ARBITRAGE FUND, L.P.

By: /s/Jonathan Wood
------------------------------------------
Jonathan Wood
By:  Whitebox Statistical Arbitrage Advisors, LLC,
     its General Partner

UNITED STATES TAXABLE INVESTORS ONLY

Under penalty of perjury, by signature above, Subscriber certifies that (a) the Social Security Number or Taxpayer ID Number is Subscriber's true, correct and complete Social Security Number or Taxpayer ID Number and (b) Subscriber is not subject to backup withholding because: (i) Subscriber is exempt from backup withholding; (ii) Subscriber has not been notified by the Internal Revenue Service (the "IRS") that Subscriber is subject to backup withholding; or (iii) the IRS has notified Subscriber that Subscriber is no longer subject to backup withholding.